As filed with the Securities and Exchange Commission on February 26, 2010
File No. 811-9170
File No. 333-31247

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 13
TO
Form S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2
A. Exact name of Trust:

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST
(formerly: DIAMONDS TRUST SERIES 1)

B. Name of Depositor:

PDR SERVICES LLC

C. Complete address of Depositor’s principal executive office:

PDR SERVICES LLC
c/o NYSE Euronext
11 Wall Street
New York, New York 10005

D. Name and complete address of agent for service:

Marija Willen, Esq.
PDR SERVICES LLC
c/o NYSE Euronext
11 Wall Street
New York, New York 10005

Copy to:

Kathleen H. Moriarty
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022

E. Title and amount of securities being registered:

An indefinite number of units of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F. Proposed maximum aggregate offering price to the public of the securities being registered:

Indefinite pursuant to Rule 24f-2

G. Amount of filing fee:

In accordance with Rule 24f-2, a fee in the amount of $0.00 was paid on January 28, 2010 in connection with the filing of the Rule 24f-2 Notice for the Trust’s most recent fiscal year.

H. Approximate date of proposed sale to public:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

☑	Check box if it is proposed that this filing should become effective on February 26, 2010 pursuant to paragraph (b) of Rule 485.

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

Cross Reference Sheet

Pursuant to Regulation C
Under the Securities Act of 1933, as amended

(Form N-8B-2 Items required by Instruction 1
as to Prospectus in Form S-6)

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

I. Organization and General Information
1.	(a) Name of Trust	Prospectus Front Cover
	(b) Title of securities issued	Prospectus Front Cover
2.	Name, address and Internal Revenue Service Employer Identification Number of Depositor	Sponsor
3.	Name, address and Internal Revenue Service Employer Identification Number of Trustee	Trustee
4.	Name, address and Internal Revenue Service Employer Identification Number of principal underwriter	*
5.	State of organization of Trust	Prospectus Summary — The Trust
6.	(a) Dates of execution and termination of Trust Agreement	Prospectus Summary — The Trust; Prospectus Summary — Termination
	(b) Dates of execution and termination of Trust Agreement	Same as set forth in 6(a)
7.	Changes of name	*
8.	Fiscal Year	*
9.	Material Litigation	*

II. General Description of the Trust and Securities of the Trust
10.	(a) Registered or bearer securities	Prospectus Summary — The Trust
	(b) Cumulative or distributive	Prospectus Summary — Distributions

*	Not applicable, answer negative or not required.

Form N-8B-2	Form S-6
Item Number	Heading in Prospectus

(c) Rights of holders as to withdrawal or redemption	Prospectus Summary-Redemption; Redemption of Trust Units; Administration of the Trust — Rights of Beneficial Owners

(d) Rights of holders as to conversion, transfer, etc.	Prospectus Summary — Redemption; Administration of the Trust — Register of Ownership and Transfer; Rights of Beneficial Owners; Redemption
(e) Lapses or defaults in principal payments with respect to periodic payment plan certificates	*
(f) Voting rights	Administration of the Trust — Voting
(g) Notice to holders as to change in:
(1) Composition of Trust assets	*
(2) Terms and conditions of Trust’s securities	Administration of the Trust — Amendment
(3) Provisions of Trust Agreement	Same as set forth in 10(g)(2)
(4) Identity of depositor and trustee	Resignation, Removal and Liability — The Trustee; The Sponsor
(h) Consent of holders required to change:
(1) Composition of Trust assets	*
(2) Terms and conditions of Trust’s securities	Administration of the Trust — Amendment
(3) Provisions of Trust Agreement	Same as set forth in 10(h)(2)
(4) Identity of depositor and trustee	Resignation, Removal and Liability — The Sponsor; The Trustee
(i) Other principal features of the securities	Prospectus Summary — The Trust

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

11.	Type of securities comprising units	The Prospectus — Front Cover; Prospectus Summary — The Trust; The Portfolio; The DJIA

*	Not applicable, answer negative or not required.

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

12.	Certain information regarding securities comprising periodic payment certificates	*

13.	(a) Certain information regarding loads, fees, expenses and charges	Prospectus Summary — Redemption; Expenses of the Trust; Redemption of Trust Units;

	(b) Certain information regarding periodic payment plan certificates	*
	(c) Certain percentages	Same as set forth in 13(a)
	(d) Reasons for certain differences in prices	*
	(e) Certain other loads, fees, or charges payable by holders	*
	(f) Certain profits receivable by depositor, principal underwriters, custodian, trustee or affiliated persons	The Portfolio — Adjustments to the Portfolio
	(g) Ratio of annual charges and deductions to income	*
14.	Issuance of Trust’s securities	The Trust — Creation of Creation Units
15.	Receipt and handling of payments from purchasers	The Trust
16.	Acquisition and disposition of underlying securities	The Trust — Creation of Creation Units; The Portfolio; Administration of the Trust

17.	(a) Withdrawal or redemption by holders	Administration of the Trust — Rights of Beneficial Owners; Redemption of Trust Units

	(b) Persons entitled or required to redeem or repurchase securities	Same as set forth in 17(a)
	(c) Cancellation or resale of repurchased or redeemed securities	Same as set forth in 17(a)
18.	(a) Receipt, custody and disposition of income	Administration of the Trust — Distributions to Beneficial Owners

Form N-8B-2	Form S-6
Item Number	Heading in Prospectus

(b) Reinvestment of distributions	*

*	Not applicable, answer negative or not required.

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

	(c) Reserves or special funds	Same as set forth in 18(a)
	(d) Schedule of distributions	*

19.	Records, accounts and reports	The DJIA; Distribution of Trust Units; Expenses; Administration of the Trust — Records; — Distributions to Beneficial Owners; — Statements to Beneficial Owners; — Register of Ownership and Transfer

20.	Certain miscellaneous provisions of Trust Agreement
	(a) Amendments	Administration of the Trust — Amendment
	(b) Extension or termination	Administration of the Trust — Amendment; Termination
	(c) Removal or resignation of trustee	Resignation, Removal and Liability — The Trustee
	(d) Successor trustee	Same as set forth in 20(c)
	(e) Removal or resignation of depositor	Resignation, Removal and Liability — The Sponsor
	(f) Successor depositor	Same as set forth in 20(e)
21.	Loans to security holders	*
22.	Limitations on liabilities	Resignation, Removal and Liability — The Trustee; — The Sponsor
23.	Bonding arrangements	*
24.	Other material provisions of Trust Agreement	*

III. Organization, Personnel and Affiliated Persons of Depositor
25.	Organization of depositor	Sponsor
26.	Fees received by depositor	*
27.	Business of depositor	Sponsor
28.	Certain information as to officials and affiliated persons of depositor	Sponsor
29.	Ownership of voting securities of depositor	Sponsor
30.	Persons controlling depositor	*

*	Not applicable, answer negative or not required.

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

31.	Payments by depositor for certain services rendered to Trust	*
32.	Payments by depositor for certain other services rendered to Trust	*
33.	Remuneration of employees of depositor for certain services rendered to Trust	*
34.	Compensation of other persons for certain services rendered to Trust	*

IV. Distribution and Redemption of Securities

35.	Distribution of Trust’s securities in states	Distribution of Trust Units

36.	Suspension of sales of Trust’s securities	*
37.	Denial or revocation of authority to distribute	*

38.	(a) Method of distribution	Prospectus Summary — Underwriting; The Trust — Creation of Creation Units; Distribution of Trust Units

	(b) Underwriting agreements	Prospectus Summary — Underwriting; Distribution of Trust Units

	(c) Selling agreements	Same as set forth in 38(b)
39.	(a) Organization of principal underwriter	Underwriter
	(b) NASD membership of principal underwriter	Prospectus Summary — Underwriting; Underwriter
40.	Certain fees received by principal underwriters	*
41.	(a) Business of principal underwriters	Prospectus Summary — Underwriting; Underwriter
	(b) Branch offices of principal underwriters	*
	(c) Salesmen of principal underwriters	*

*	Not applicable, answer negative or not required.

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

42.	Ownership of Trust’s securities by certain persons	*
43.	Certain brokerage commissions received by principal underwriters	*
44.	(a) Method of valuation for determining offering price	The Portfolio; Valuation
	(b) Schedule as to components of offering price	*
	(c) Variation in offering price to certain persons	*
45.	Suspension of redemption rights	*

46.	(a) Certain information regarding redemption or withdrawal valuation	Valuation; Redemption of Trust Units
	(b) Schedule as to components of redemption price	*

47.	Maintenance of position in underlying securities	The Trust; The Portfolio; Distribution of Trust Units; Valuation; Administration of the Trust — Distribution to Beneficial Owners

V. Information Concerning the Trustee or Custodian
48.	Organization and regulation of trustee	Trustee

49.	Fees and expenses of trustee	Expenses of the Trust; Redemptions of Trust Units

50.	Trustee’s lien	Expenses of the Trust; Redemption of Trust Units

VI. Information Concerning Insurance of Holders of Securities
51.	(a) Name and address of insurance company	*
	(b) Types of policies	*
	(c) Types of risks insured and excluded	*
	(d) Coverage	*

Form N-8B-2	Form S-6
Item Number	Heading in Prospectus

(e) Beneficiaries	*

*	Not applicable, answer negative or not required.

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

	(f) Terms and manner of cancellation	*
	(g) Method of determining premiums	*
	(h) Aggregate premiums paid	*
	(i) Recipients of premiums	*
	(j) Other material provisions of Trust Agreement relating to insurance	*

VII. Policy of Registrant
52.	(a) Method of selecting and eliminating securities from the Trust	The Trust — Creation of Creation Units; The Portfolio; Administration of the Trust
	(b) Elimination of securities from the Trust	*
	(c) Policy of Trust regarding substitution and elimination of securities	Same as set forth in 52(a)
	(d) Description of any other fundamental policy of the Trust	*
53.	(a) Taxable status of the Trust	Tax Status of the Trust
	(b) Qualification of the Trust as a regulated investment company	Same as set forth in 53(b)

VIII. Financial and Statistical Information
54.	Information regarding the Trust’s last ten fiscal years	*
55.	Certain information regarding periodic payment plan certificates	*
56.	Certain information regarding periodic payment plan certificates	*

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

57.	Certain information regarding periodic payment plan certificates	*

*	Not applicable, answer negative or not required.

Form N-8B-2		Form S-6
Item Number		Heading in Prospectus

58.	Certain information regarding periodic payment plan certificates	*
59.	Financial statements (Instruction 1(c) to Form S-6)	*

*	Not applicable, answer negative or not required.

Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Prospectus

SPDR® DOW JONES INDUSTRIAL AVERAGE ETF TRUST
(“SPDR DJIA TRUST”)
(formerly, “DIAMONDS® Trust, Series 1”)
(A Unit Investment Trust)

•	SPDR DJIA Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the Dow Jones Industrial Average.

•	SPDR DJIA Trust holds all of the Dow Jones Industrial Average stocks.

•	Each Trust Unit represents an undivided ownership interest in the SPDR DJIA Trust.

•	The SPDR DJIA Trust issues and redeems Trust Units only in multiples of 50,000 Units in exchange for Dow Jones Industrial Average stocks and cash.

•	Individual Trust Units trade on NYSE Arca, Inc. like any other equity security.

•	Minimum trading unit: 1 Trust Unit.

SPONSOR: PDR SERVICES LLC
(Wholly Owned by NYSE Euronext)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated February 26, 2010

COPYRIGHT 2010 PDR Services LLC

SPDR DJIA TRUST

“Dow Jones Industrial Averagesm”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a “License Agreement” with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and NYSE Arca, Inc. pursuant to separate “Sublicenses.” SPDR DJIA Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

i

SUMMARY

Essential Information as of October 31, 2009*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary.

Total Trust Assets:	$7,401,407,196

Net Trust Assets:	$7,388,963,445

Number of Trust Units:	76,042,188

Fractional Undivided Interest in the Trust Represented by each Unit:	1/76,042,188th

Dividend Record Dates:	Monthly, on the second (2nd ) Business Day after the third (3rd ) Friday.

Dividend Payment Dates:	Monthly, on the Monday preceding the third (3rd ) Friday of the next calendar month.

Trustee’s Annual Fee:	From 6/100 of one percent to 10/100 of one percent, based on the NAV of the Trust, as the same may be adjusted by certain amounts.

Estimated Ordinary Operating Expenses of the Trust:	18/100 of one percent (0.1800%) (inclusive of Trustee’s annual fee).**

NAV per Unit (based on the value of the Portfolio Securities, other net assets of the Trust and number of Units outstanding):	$97.17

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange, LLC. (ordinarily 4:00 p.m. New York time).

Licensor:	Dow Jones & Company, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than January 13, 2123, but may terminate earlier under certain circumstances.

Discretionary Termination:	The Trust may be terminated if at any time the value of the securities held by the Trust is less than $350,000,000, as adjusted for inflation. The Trust may also be terminated under other circumstances.

Market Symbol:	Units trade on NYSE Arca, Inc. under the symbol “DIA”.

Fiscal Year End:	October 31

CUSIP:	78467X109

*	The Trust Agreement became effective, the initial deposit was made and the Trust commenced operation as the DIAMONDS Trust, Series 1 on January 13, 1998 (“Initial Date of Deposit”).

**	Ordinary operating expenses of the Trust are estimated to be 0.1800%, although ordinary operating expenses of the Trust are accruing at approximately 0.1702% as of the date of this Prospectus. As of the fiscal year ended October 31, 2009, ordinary operating expenses of the Trust were 0.1668%. Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, if any, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. The Sponsor has undertaken that the ordinary operating expenses of the Trust will not exceed an amount that is 0.1800% of the daily NAV of the Trust, but this amount may be changed. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily NAV.

Highlights

•	Units are Ownership Interests in the SPDR DJIA Trust

SPDR DJIA Trust (“Trust”) is a unit investment trust that issues securities called “Trust Units” or “Units”. The Trust is organized under the laws of the State of New York and is governed by a trust agreement between State Street Bank and Trust Company (“Trustee”) and PDR Services LLC (“Sponsor”), dated and executed as of January 13, 1998, as amended (“Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. Trust Units represent an undivided ownership interest in a portfolio of all of the common stocks of the Dow Jones Industrial Average (“DJIA”).

•	Units Should Closely Track the Value of the Stocks Included in the DJIA

The Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA. Current information regarding the value of the DJIA is available from market information services. Dow Jones obtains information for inclusion in, or for use in the calculation of, the DJIA from sources Dow Jones considers reliable. None of Dow Jones, the Sponsor, the Trust, the Trustee, NYSE Arca, Inc. or its affiliates accepts responsibility for or guarantees the accuracy and/or completeness of the DJIA or any data included in the DJIA.

The Trust holds the Portfolio and cash and is not actively “managed” by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust (“Portfolio Securities” or, collectively, “Portfolio”) and component stocks of the DJIA (“Index Securities”), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee generally makes these adjustments to the Portfolio within three (3) Business Days (defined below) before or after the day on which changes in the DJIA are scheduled to take effect. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange, LLC (“NYSE”) is open for business (“Business Day”) either prior to, on, or following the day on which the change to the DJIA takes effect after the close of the market.

The value of Trust Units fluctuates in relation to changes in the value of the Portfolio. The market price of each individual Unit may not be identical to the net asset value (“NAV”) of such Unit but, historically, these two valuations have generally been close.

•	Units are Listed and Trade on NYSE Arca, Inc.

Units are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. Units are traded on the Exchange in 100 Unit round lots, but can be traded in odd lots of as little as one Unit. The Exchange may halt trading of Units under certain circumstances as summarized herein (see “Exchange Listing”).

•	Brokerage Commissions on Units

Secondary market purchases and sales of Units are subject to ordinary brokerage commissions and charges.

•	The Trust Issues and Redeems Units in Multiples of 50,000 Units Called “Creation Units”

The Trust issues and redeems Units only in specified large lots of 50,000 Units or multiples thereof referred to as “Creation Units.” Fractional Creation Units may be created or redeemed only in limited circumstances.*

Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (“Distributor”), deposits with the Trustee a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit.

Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable or available in insufficient quantity for delivery by the Trust

 * See, however, the discussion of termination of the Trust in this Prospectus for a description of the circumstances in which Units may be redeemed in less than a Creation Unit size aggregation of 50,000 Units.

upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

•	Creation Orders Must be Placed with the Distributor

All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be an “Authorized Participant,” which is either (a) a “Participating Party,” or (b) a “DTC Participant”, and in each case must have executed an agreement with the Distributor and the Trustee, as may be amended from time to time (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the Clearing Process (as defined below), through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”) and the term “DTC Participant” means a participant in The Depository Trust Company (“DTC”). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the “Clearing Process,” or (ii) with the Trustee outside the Clearing Process (i.e., through the facilities of DTC).

The Distributor acts as underwriter of Trust Units on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating Trust Units. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance. The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203, toll free number: 1-800-843-2639.

The Distributor is a registered broker-dealer and a member of FINRA (the successor organization to the National Association of Securities Dealers, Inc.). The Sponsor of the Trust pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•	Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. The Trust currently is accruing ordinary operating expenses at an annual rate of 0.1704% (excluding earnings credits).

Shareholder Fees:*	None*
(fees paid directly from your investment)

Estimated Trust Annual Ordinary Operating Expenses:

Current Trust Annual Ordinary	As a % of Trust
Operating Expenses	Net Assets

Trustee’s Fee	0.0619%
Dow Jones License Fee	0.0412%
Registration Fees	0.0000%
Marketing	0.0600%
Other Operating Expenses	0.0071%
Net Expenses**	0.1702%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

*	Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”), and purchases and sales of Units in the secondary market are subject to ordinary brokerage commissions and charges (described above in “Brokerage Commissions on Units”).

**	Until the Sponsor otherwise determines, the Sponsor has undertaken that the ordinary operating expenses of the Trust will not be permitted to exceed 0.1800% of the Trust’s daily NAV. Gross expenses of the Trust for the year ending October 31, 2009, without regard to this undertaking, were 0.1668% of the daily NAV of the Trust and therefore no expenses of the Trust were assumed by the Sponsor. The Sponsor reserves the right to discontinue this undertaking in the future. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily NAV. Trust expenses were reduced during the same period by a Trustee’s earnings credit of 0.0005% of the Trust’s daily NAV as a result of uninvested cash balances in the Trust. The amount of earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors.

•	Bar Chart and Table

The bar chart below (“Bar Chart”) and the table on the next page entitled “Average Annual Total Returns (For Periods Ending December 31, 2009)” (“Table”) provide some indication of the risks of investing in the Trust by showing the variability of the Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the DJIA. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the Bar Chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Units in the secondary market (see footnotes (2) and (3) to the Table).

This bar chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2009. During the period shown above (January 1, 2000 through December 31, 2009), the highest quarterly return for the Trust was 15.71% for the quarter ended September 30, 2009, and the lowest was −18.39% for the quarter ended December 31, 2008.

Average Annual Total Returns* (For Periods Ending December 31, 2009)

	Past	Past	Past
	One Year	Five Years	Ten Years

SPDR DJIA Trust
Return Before Taxes(1)(2)(3)	22.46%	1.80%	1.16%
Return After Taxes on Distributions(1)(2)(3)	21.89%	1.42%	0.67%
Return After Taxes on Distributions and Redemption of Creation Units(1)(2)(3)	15.19%	1.53%	0.80%
DJIA(4)	22.68%	1.95%	1.30%

*	Total returns assume that dividends and capital gain distributions have been reinvested in the Trust at the net asset value per unit.

(1)	Includes all applicable ordinary operating expenses set forth above in the section of “Highlights” entitled “Expenses of the Trust”.

(2)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(3)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on Units”. If these amounts were reflected, returns would be less than those shown.

(4)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

SPDR DJIA TRUST

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

•	A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is $1,000 per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The $1,000 charge is subject to a limit not to exceed 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”).

For creations and redemptions outside the Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the Clearing Process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•	Units are Held in Book Entry Form Only

DTC or its nominee is the record or registered owner of all outstanding Units. Beneficial ownership of Units is shown on the records of DTC or its participants. Individual certificates are not issued for Units. See “The Trust—Securities Depository; Book-Entry-Only System.”

•	SPDR DJIA Trust Makes Periodic Dividend Payments

Unitholders receive each calendar month an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for Units is ordinarily less than that of the DJIA. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with Unit sales or redemptions.

Monthly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of

1986, as amended (“Code”). Although all income distributions are currently made monthly, under certain limited circumstances the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their monthly distributions may do so through a dividend reinvestment service, if one is offered by their broker-dealer. Under limited certain circumstances, special dividend payments also may be made to the Beneficial Owners. See “Administration of the Trust — Distributions to Beneficial Owners”.

•	The Trust Intends to Qualify as a Regulated Investment Company

For the fiscal year ended October 31, 2009, the Trust believes that it qualified for tax treatment as a “regulated investment company” under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute qualified dividend income eligible (a) for the maximum 15% tax rate for non-corporate taxpayers through 2010 and (b) for federal income tax purposes and to be eligible for the dividends-received deduction available to many corporations to the extent of qualified dividend income received by the Trust. The Trust’s regular monthly distributions are based on the dividend performance of the Portfolio during such monthly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Subchapter M of the Code imposes certain diversification requirements. The Trustee may adjust the composition of the Portfolio at any time if, in the Trustee’s view, such adjustment is necessary to ensure continued qualification of the Trust as a “regulated investment company” for tax purposes.

•	Termination of the Trust

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 13, 2123 or (b) the date 20 years after the death of the last survivor of fifteen persons named in the Trust Agreement, the oldest of whom was born in 1994 and the youngest of whom was born in 1997. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of Units.

•	Restrictions on Purchases of Trust Units by Investment Companies

Purchases of Trust Units by investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in

Units beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-800-843-2639.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in Units. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in Units.

Investment in the Trust involves the risks inherent in an investment in any equity security.  An investment in the Trust is subject to the risks of any investment in a portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the DJIA), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of Units). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio will fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.  The Trust is not actively “managed” by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the DJIA.

A liquid trading market for certain Portfolio Securities may not exist.  Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks. There can be no assurance that a market will be made for any Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the DJIA.  It is possible that the Trust may not always fully replicate the performance of the DJIA due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. In addition, the Trust is not able to replicate exactly the performance of the DJIA because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio. In addition, the Trust’s portfolio may deviate from the DJIA to the extent required to ensure continued qualification as a “regulated investment company” under Subchapter M of the Code.

Investment in the Trust may have adverse tax consequences.  Investors in the Trust should also be aware that there are tax consequences associated with the ownership of Trust Units resulting from the distribution of Trust dividends and sales of Units as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV may not always correspond to market price.  The NAV of Units in Creation Unit size aggregations and, proportionately, the NAV per Unit changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 Units may be different from the NAV of a Creation Unit (i.e., 50,000 Units may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per Unit may be different from the NAV of a Creation Unit on a per Unit basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Units are closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in Trust Units.  Units are listed for trading on the Exchange under the market symbol DIA. Trading in Trust Units may be halted under certain circumstances as summarized herein (see “Exchange Listing”). Also, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of Trust Units will continue to be met or will remain unchanged. The Trust will be terminated if Trust Units are delisted from the Exchange.

Trust Units are subject to market risks.  Units are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in Trust Units.

Additionally, Trust Units may perform differently than other investments in portfolios containing large capitalization stocks based upon or derived from an index other than the DJIA. For example, the great majority of component stocks of the DJIA are drawn from among the largest of the large capitalization universe, while other indexes may represent a broader sampling of large capitalization stocks. Also, other indexes may use different methods for assigning relative weights to the index components than the price weighted method used by the DJIA. As a result, DJIA accords relatively more weight to stocks with a higher price to market capitalization ratio than a similar market capitalization weighted index.

The regular settlement period for Creation Units may be reduced.  Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or Trust Units in connection with creation and redemption activity within the Clearing Process are based on NSCC’s current “regular way” settlement period of three (3) days during which NSCC is open for business (each such day an “NSCC Business Day”). NSCC may, in the future, reduce such “regular way” settlement period, in which case there may be a corresponding reduction in settlement periods applicable to Units creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.  The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the Clearing Process, the stocks that are not delivered are covered by NSCC’s guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of delivery.

Buying or Selling Trust Units Incurs Costs.  Purchases and sales of exchange traded securities involve both brokerage and “spread” costs. Investors buying or selling Trust Units will incur a commission, fee or other charges imposed by the broker executing the transaction. In addition, investors will also bear the cost of the “spread”, which is the difference between the “bid” (the price at which securities professionals will buy Trust Units) and the “ask” or “offer” (the price at which securities professionals are willing to sell Trust Units). Therefore, investors should be aware that frequent trading in Trust Units may involve brokerage and spread costs that may have a significant negative effect upon their overall investment results. This may be especially true for investors who make frequent periodic investments in small amounts of Trust Units over a lengthy time period.

DIAMONDS TRUST, SERIES 1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of DIAMONDS Trust, Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust, Series 1 (the “Trust”) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

DIAMONDS Trust Series 1
Statement of Assets and Liabilities
October 31, 2009

Assets
Investments in securities, at value	$7,377,699,167
Cash	11,928,018
Dividends receivable	11,780,011

Total Assets	7,401,407,196

Liabilities
Income distribution payable	6,733,849
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	52,480
Accrued trustee expense	395,989
Accrued expenses and other liabilities	5,261,433

Total Liabilities	12,443,751

Net Assets	$7,388,963,445

Net Assets Consist of:
Paid in capital (Note 4)	$11,353,473,246
Undistributed net investment income	16,474,053
Accumulated net realized loss on investments	(1,580,160,129)
Net unrealized depreciation on investments	(2,400,823,725)

Net Assets	$7,388,963,445

Net asset value per Unit	$97.17

Units outstanding, unlimited Units authorized, $0.00 par value	76,042,188

Cost of investments	$9,778,522,892

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Statements of Operations

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2009	October 31, 2008	October 31, 2007

Investment Income
Dividend income	$258,082,109	$234,266,377	$172,683,551

Expenses
Trustee expense	4,465,047	4,878,701	4,232,050
Marketing expense	4,583,583	5,319,946	4,437,144
DJIA license fee	3,155,722	4,152,507	2,555,000
Legal and audit services	199,547	181,128	174,890
Other expenses	337,558	389,842	218,083

Total Expenses	12,741,457	14,922,124	11,617,167
Trustee earnings credits	—	—	(965,742)

Net Expenses after Trustee earnings credits	12,741,457	14,922,124	10,651,425

Net Investment Income	245,340,652	219,344,253	162,032,126

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions (Note 5)	(1,286,963,860)	(172,099,218)	854,766,927
Net change in unrealized appreciation (depreciation)	1,286,025,132	(3,238,666,792)	139,514,977

Net Realized and Unrealized Gain (Loss) on Investments	(938,728)	(3,410,766,010)	994,281,904

Net Increase (Decrease) in Net Assets Resulting from Operations	$244,401,924	$(3,191,421,757)	$1,156,314,030

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Statements of Changes in Net Assets

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2009	October 31, 2008	October 31, 2007

Increase (decrease) in net assets resulting from operations:
Net investment income	$245,340,652	$219,344,253	$162,032,126
Net realized gain (loss) on investment transactions	(1,286,963,860)	(172,099,218)	854,766,927
Net change in unrealized appreciation (depreciation)	1,286,025,132	(3,238,666,792)	139,514,977

Net increase (decrease) in net assets resulting from operations	244,401,924	(3,191,421,757)	1,156,314,030

Net equalization credits and charges	(12,761,900)	1,639,517	(13,594,558)

Distributions to unitholders from net investment income	(231,359,719)	(218,527,182)	(147,731,248)

Increase (decrease) in net assets from Unit transactions:
Net proceeds from sale of Units	24,458,446,137	43,007,862,019	37,094,855,531
Net proceeds from reinvestment of distributions	1,820,420	1,388,124	1,275,186
Cost of shares repurchased	(26,198,575,593)	(39,824,961,718)	(35,324,440,592)
Net income equalization	12,761,900	(1,639,517)	13,594,558

Net increase (decrease) in net assets from issuance and redemption of Units	(1,725,547,136)	3,182,648,908	1,785,284,683

Net increase (decrease) in net assets during period	(1,725,266,831)	(225,660,514)	2,780,272,907

Net assets at beginning of period	9,114,230,276	9,339,890,790	6,559,617,883

Net assets end of period*	$7,388,963,445	$9,114,230,276	$9,339,890,790

Unit transactions:
Units sold	286,350,000	366,850,000	283,800,000
Units issued from reinvestment of distributions	21,340	11,778	9,870
Units redeemed	(308,100,000)	(336,200,000)	(271,050,000)

Net increase (decrease)	(21,728,660)	30,661,778	12,759,870

*Includes undistributed net investment income	$16,474,053	$2,493,120	$17,835,012

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Financial Highlights
Selected Data for a DIAMOND Outstanding During the Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$93.22	$139.17	$120.69	$104.31	$100.48

Investment operations:
Net investment income(1)	2.76	2.96	2.85	2.45	2.39 (2)
Net realized and unrealized gain (loss) on investments	4.01	(45.91)	18.57	16.37	3.91

Total from investment operations	6.77	(42.95)	21.42	18.82	6.30

Net equalization credits and charges(1)	(0.14)	0.02	(0.24)	(0.03)	(0.03)

Less distributions from:
Net investment income	(2.68)	(3.02)	(2.70)	(2.41)	(2.44)

Net asset value, end of year	$97.17	$93.22	$139.17	$120.69	$104.31

Total investment return(3)	7.56%	(31.23)%	17.72%	18.23%	6.23%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	3.21%	2.49%	2.19%	2.21%	2.27%
Total expenses	0.17%	0.17%	0.16%	0.18%	0.18%
Total expenses excluding Trustee earnings credit	0.17%	0.17%	0.14%	0.17%	0.17%
Portfolio turnover rate(4)	5.39%	11.27%	1.45%	0.01%	7.69%
Net assets, end of year (000’s)	$7,388,963	$9,114,230	$9,339,891	$6,559,618	$7,409,986

(1)	Per Unit numbers have been calculated using the average shares method.

(2)	Net investment income per Unit reflects receipt of a one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.22 per unit.

(3)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value on the respective payment dates of the Trust. Broker commission charges are not included in the calculation.

(4)	Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

Note 1 —	ORGANIZATION

DIAMONDS Trust, Series 1 (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Standard Terms and Conditions of the Trust, as amended (“Trust Agreement”), PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of material loss to be remote.

The Sponsor and Trustee have approved an amendment dated as of December 22, 2009 to the Trust Agreement to change the name of the Trust to “SPDR Dow Jones Industrial Average ETF Trust” and to make related conforming changes, effective on or around February 26, 2010. The investment objective and policies of the Trust will remain the same.

NOTE 2 —	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that State Street Bank and Trust Company, in its capacity as Trustee, believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, the Trust’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

Effective November 1, 2008, the first day of the Trust’s fiscal year 2009, the Trust adopted the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides the Trust the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g.,

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Trust’s net asset value and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The level inputs used to value each security is identified in the Schedule of Investments Industry Breakdown.

The following table summarizes the inputs used in valuing the Trust’s investments, as of October 31, 2009:

	Level 2 -	Level 3 -
	Other Significant	Significant
Level 1 -	Observable	Unobservable
Quoted Prices	Inputs	Inputs	Total

$7,377,699,167	$—	$—	$7,377,699,167

Subsequent Events

Management has evaluated the possibility of subsequent events existing in the Trust’s financial statements through December 18, 2009. Management has determined that there are no material events that would require disclosure in the Trust’s financial statements through this date.

Investment Risk

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of Units will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. Further, the Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the DJIA. The Trust may be more susceptible to single issuer risk than a more diversified fund.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its Unitholders monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Effective October 30, 2009, the Trust’s Dividend Reinvestment Service is no longer available. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

Federal Income Tax

The Trust has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from those determined in accordance with U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per Unit calculations in the financial highlights for all years presented exclude these differences.

The Trust has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Trust’s Financial Statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

During 2009, the Trust reclassified $507,478,185 of non-taxable security losses realized from the in-kind redemption of “Creation Units” (Note 4) as a decrease to paid in capital in the Statement of Assets and Liabilities. At October 31, 2009, the cost of investments for federal tax purposes was $9,780,100,159, accordingly, gross unrealized appreciation was $30,678,425 and gross unrealized depreciation was $2,433,079,417, resulting in net unrealized depreciation of $2,402,400,992.

At October 31, 2009, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2010	$2,065,467
2011	68,716,435
2012	221,460,584
2014	52,316
2016	506,750,845
2017	779,537,215

During the tax year ended October 31, 2009, no capital loss carryforwards were utilized or expired.

The tax character of distributions paid during the years ended October 31, 2009, 2008, 2007 were as follows:

Distributions paid from :	2009	2008	2007
Ordinary Income	$231,359,719	$218,527,182	$147,731,248

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

As of October 31, 2009, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) on the tax basis were undistributed ordinary income of $23,207,902 and undistributed long term capital gain of $0.

NOTE 3 —	TRANSACTIONS WITH THE TRUSTEE AND SPONSOR

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust (see Note 4), and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2009:

Fee as a percentage of
Net asset value of the Trust	net asset value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2009, the Adjustment Amount reduced the Trustee’s fee by $718,535. The Adjustment Amount included an excess of net transaction fees from processing orders of $683,504 and a Trustee earning credit of $35,031. Prior to 2008, the Trustee earnings credits were presented separately on the Statements of Operations as a reduction of the Trust’s expenses in accordance with the agreement in effect at the time.

Effective November 1, 2006, the Trustee changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee’s Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee applied incremental cash balance credits of $374,030 which is included in the Trustee earnings credit of $965,742.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

PDR Services LLC (the “Sponsor”), a wholly-owned subsidiary of NYSE Euronext, agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2009, October 31, 2008, and October 31, 2007.

Dow Jones & Company, Inc. (“Dow Jones”), and State Street Global Markets, LLC (“SSGM”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and NYSE Arca, Inc., have each received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interest of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interest of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to Dow Jones equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

The Sponsor has entered into an agreement with SSGM (the “Marketing Agent”) pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

NOTE 4 —	SHAREHOLDER TRANSACTIONS

With the exception of the Trust’s Dividend Reinvestment Service in effect during this fiscal year (see Note 2), Units are issued and redeemed by the Trust only in “Creation Unit” size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the clearing process per

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009

participating party per day, regardless of the number of Creation Units created or redeemed. In the case of creations and redemptions outside the clearing process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside of the clearing process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

NOTE 5 —	INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2009, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $13,502,469,737, $15,230,779,573, $418,420,295 and $412,645,637 respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes losses resulting from in-kind transactions of $507,478,185.

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009 (unaudited)

Tax Information

For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended October 31, 2009 is 100.00%.

For the fiscal year ended October 31, 2009 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs. Net Asset Value
As of October 31, 2009

	Bid/Ask Price			Bid/Ask Price
	Above NAV			Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	BASIS	BASIS	BASIS	BASIS	BASIS	BASIS
	POINTS	POINTS	POINTS	POINTS	POINTS	POINTS

2009	0	0	0	0	0	0
2008	3	2	2	2	0	0
2007	1	0	0	0	0	0
2006	0	0	0	0	0	0
2005	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust, Series 1
Return Based on NAV	7.56%	9.37%	11.76%
Return Based on Bid/Ask Price	7.73%	9.35%	11.36%
DJIA	7.71%	10.15%	13.26%

DIAMONDS Trust Series 1
Notes to Financial Statements
October 31, 2009 (unaudited)

Average Annual Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust, Series 1
Return Based on NAV	7.56%	1.81%	1.12%
Return Based on Bid/Ask Price	7.73%	1.80%	1.08%
DJIA	7.71%	1.95%	1.25%

(1)	The Bid/Ask Price is the midpoint of the Consolidated Bid/Ask price at the time the Trust’s NAV is calculated. From April 3, 2001 to November 6, 2008, the Bid/Ask Price was the Bid/Ask price on NYSE Amex (formerly the American Stock Exchange) at the close of trading, ordinarily 4:00 p.m. Prior to April 3, 2001, the Bid/Ask Price was the Bid/Ask price at the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.

DIAMONDS Trust Series 1
Schedule of Investments
October 31, 2009

Common Stocks	Shares	Value

3M Co.	5,740,596	$422,335,648
Alcoa, Inc.	5,740,596	71,298,202
American Express Co.	5,740,596	200,002,365
AT&T, Inc.	5,740,596	147,361,099
Bank of America Corp.	5,740,596	83,697,890
Boeing Co.	5,740,596	274,400,489
Caterpillar, Inc.	5,740,596	316,077,216
Chevron Corp.	5,740,596	439,385,218
Cisco Systems, Inc.*	5,740,596	131,172,619
Coca-Cola Co.	5,740,596	306,031,173
Du Pont (E.I.) de Nemours & Co.	5,740,596	182,665,765
Exxon Mobil Corp.	5,740,596	411,428,515
General Electric Co.	5,740,596	81,860,899
Hewlett-Packard Co.	5,740,596	272,448,686
Home Depot, Inc.	5,740,596	144,031,554
Intel Corp.	5,740,596	109,702,789
International Business Machines Corp.	5,740,596	692,373,283
Johnson & Johnson	5,740,596	338,982,194
JPMorgan Chase & Co.	5,740,596	239,784,695
Kraft Foods, Inc. (Class A)	5,740,596	157,981,202
McDonald’s Corp.	5,740,596	336,456,331
Merck & Co., Inc.	5,740,596	177,556,634
Microsoft Corp.	5,740,596	159,186,727
Pfizer, Inc.	5,740,596	97,762,350
Procter & Gamble Co.	5,740,596	332,954,568
The Travelers Cos., Inc.	5,740,596	285,824,275
The Walt Disney Co.	5,740,596	157,120,112
United Technologies Corp.	5,740,596	352,759,624
Verizon Communications, Inc.	5,740,596	169,864,236
Wal-Mart Stores, Inc.	5,740,596	285,192,809

Total Common Stocks (Cost $9,778,522,892)		$7,377,699,167

*	Non-income producing security.

See accompanying notes to financial statements.

DIAMONDS Trust Series 1
Schedule of Investments (continued)
October 31, 2009

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2009*

Industry**	Value

Computers and Peripherals	$964,821,969
Oil, Gas and Consumable Fuels	850,813,733
Aerospace and Defense	627,160,113
Pharmaceuticals	614,301,178
Industrial Conglomerates	504,196,547
Hotels, Restaurants & Leisure	336,456,331
Household Products	332,954,568
Diversified Financial Services	323,482,585
Diversified Telecommunication Services	317,225,335
Machinery	316,077,216
Beverages	306,031,173
Insurance	285,824,275
Food & Staples Retailing	285,192,809
Consumer Finance	200,002,365
Chemicals	182,665,765
Software	159,186,727
Food Products	157,981,202
Media	157,120,112
Specialty Retail	144,031,554
Communications Equipment	131,172,619
Semiconductors & Semiconductor Equipment	109,702,789
Metals and Mining	71,298,202

Total	$7,377,699,167

*	The Trust’s industry breakdown is expressed as market value by industry and may change over time.

**	Each security value is based on Level 1 inputs.

See accompanying notes to financial statements.

THE TRUST

The Trust, an exchange traded fund or “ETF”, is a registered investment company which both (a) continuously issues and redeems “in-kind” its shares, known as “Trust Units” or “Units”, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists Units individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

Creation of Creation Units

Before trading on the Exchange in the secondary market, Trust Units are created at NAV in Creation Units. This occurs when Portfolio Deposits are made either through the Clearing Process or outside the Clearing Process, but only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Distributor not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, reduction or waiver. The existence of any such variation shall be disclosed in the then current Prospectus.

The DJIA is a price-weighted stock index; that is, the component stocks of the DJIA are represented in exactly equal share amounts and therefore are accorded relative importance in the DJIA based on their prices. The shares of common stock of the stock portion of a Portfolio Deposit on any date of deposit will reflect the composition of the component stocks of the DJIA on such day. The portfolio of Index Securities that is the basis for a Portfolio Deposit varies as changes are made in the composition of the Index Securities. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the Index by making a corresponding adjustment to the Portfolio Deposit on the day prior to the day on which the change to the DJIA takes effect.

 * Such increase is subject to the 10 Basis Point Limit.

The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. Under certain extraordinary circumstances which may make it impossible for the Trustee to provide such information to NSCC on a given Business Day, NSCC shall use the information regarding the identity of the Index Securities of the Portfolio Deposit on the previous Business Day. The identity of each Index Security required for a Portfolio Deposit, as in effect on October 31, 2009, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding Unit, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may occasionally include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of Units on the Exchange.

Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create Units, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the Unit position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each Unit.

Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, Units will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all Units.

 ** As of December 31, 2009, the Depository Trust and Clearing Corporation (“DTCC”) owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, NYSE Euronext, the parent company of the Sponsor, and its affiliates collectively owned less than 0.30% of the issued and outstanding shares of common stock of DTCC (“DTCC Shares”), and the Trustee owned 6.17% of DTCC Shares.

Procedures for Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this Prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

Units may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the Units on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses, resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If missing Index Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities of the Portfolio Deposit. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee will be imposed in an amount not to exceed that charged for creations outside the Clearing Process as disclosed under the heading “Highlights — A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units.”. The delivery of Creation Units so created will occur no later than the third (3rd) Business

Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or group of depositors, upon obtaining the Units ordered, would own 80% or more of the current outstanding Units, (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of Units. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using the Clearing Process

Creation Units created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the Clearing Process in a “regular way” manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside the Clearing Process

Creation Units created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index

Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for Trust Units. Units are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC* was created to hold securities of its participants referred to herein as DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to the DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of Units, DTC credits or debits, on its book-entry registration and transfer system, the amount of Units so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the Clearing Process. Beneficial ownership of Units is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Units (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Units. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Units.

 *  As of December 31, 2009, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

As long as Cede & Co., as nominee of DTC, is the registered owner of Units, references to the registered or record owner of Units shall mean Cede & Co. and shall not mean the Beneficial Owners of Units. Beneficial Owners of Units are not entitled to have Units registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all Units for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the Units holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding Units, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing interaction between the Trustee and DTC Participants may be direct or indirect (i.e., through a third party.)

Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of Units, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Units, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Units held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Units, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to Units at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the

Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF TRUST UNITS

Trust Units are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under “Summary—Highlights—Termination of the Trust.”

Procedures for Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the Clearing Process) or DTC Participant (for redemptions outside the Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the Units to be redeemed and any Excess Cash Amounts (as defined below) by the Trustee in a timely manner. Orders for redemption effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. These deadlines vary by institution. Persons redeeming outside the Clearing Process are required to transfer Units through DTC and the Excess Cash amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and (ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all Units delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer, with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the DJIA Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to residual cash set forth under “The Portfolio—Portfolio Securities Conform to the DJIA”.

All redemption orders must be transmitted to the Trustee by telephone, through the Internet or by other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement and/or described in this

Prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Valuation” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite Units are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite Units are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the Units are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using the Clearing Process

A redemption order made through the Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the

Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside the Clearing Process

A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the DJIA, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the DJIA and that derived from ownership of Units.

Portfolio Securities Conform to the DJIA

The DJIA is a price-weighted index of 30 component common stocks, the components of which are determined by the editors of The Wall Street Journal, without any consultation with the companies, the respective stock exchange or any official agency.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the DJIA is changed by Dow Jones in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the DJIA.

The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the DJIA. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. While other DJIA changes may lead to adjustments in the Portfolio, the most common changes are likely to occur as a result of changes in the Index Securities included in the DJIA and as a result of stock splits. The Trust Agreement sets forth the method of adjustments which may occur thereunder as a result of corporate actions to the DJIA, such as stock splits or changes in the identity of the component stocks.

For example, in the event of an Index Security change (in which the common stock of one issuer held in the DJIA is replaced by the common stock of another), the Trustee may sell all shares of the Portfolio Security corresponding to the old Index Security and use the proceeds of such sale to purchase the replacement Portfolio Security corresponding to the new Index Security. If the share price of the removed Portfolio Security was higher than the price of its replacement, the Trustee will calculate how to allocate the proceeds of the sale of the removed Portfolio Security between the purchase of its replacement and purchases of additional shares of other Portfolio Securities so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable. If the share price of the removed Portfolio Security was lower than the price of its replacement, the Trustee will calculate the number of shares of each of the other Portfolio Securities that must be sold in order to purchase enough shares of the replacement Portfolio Security so that the number of shares of each Portfolio Security after the transactions would be as nearly equal as practicable.

In the event of a stock split, the price weighting of the stock which is split will drop. The Trustee may make the corresponding adjustment by selling the additional shares of the Portfolio Security received from the stock split. The Trustee may then use the proceeds of the sale to buy an equal number of shares of each Portfolio Security-including the Portfolio Security which had just experienced a stock split. In practice, of course, not all the shares received in the split would be sold: enough of those shares would be retained to make an increase in the number of split shares equal to the increase in the number of shares in each of the other Portfolio Securities purchased with the proceeds of the sale of the remaining shares resulting from such split.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on Dow Jones for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

From time to time Dow Jones may adjust the composition of the DJIA because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the DJIA. As stocks of an issuer are often removed from the DJIA only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above.

Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day an “Adjustment Day”), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding Units multiplied by 50,000 Units in one Creation Unit, resulting in a NAV per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the DJIA in a Portfolio Deposit for the following Business Day (“Request Day”), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the DJIA, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded down to the nearest whole share. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that results in an adjustment to the DJIA divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share. Further, the Trustee is permitted to take account of changes to the identity or weighting of any Index Security resulting from a change to the Index by making a corresponding adjustment to the Portfolio Deposit on the day prior to the day on which the change to the DJIA takes effect.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit

Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount”. The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of Units in Creation Unit size aggregations and upon the redemption of Units until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

THE DJIA

The DJIA was first published in 1896. Initially comprised of 12 companies, the DJIA has evolved into the most recognizable stock indicator in the world, and the only index composed of companies that have sustained earnings performance over a significant period of time. In its second century, the DJIA is the oldest continuous barometer of the U.S. stock market, and the most widely quoted indicator of U.S. stock market activity.

The 30 stocks now comprising the DJIA are all leaders in their respective industries, and their stocks are widely held by individuals and institutional investors.

These stocks represent more than one-quarter of the $14.4 trillion market value of all US common stocks.

Dow Jones is not responsible for and shall not participate in the creation or sale of Units or in the determination of the timing of, prices at, or quantities and proportions in which purchases or sales of Index Securities or Securities shall be made. The information in this Prospectus concerning Dow Jones and the DJIA has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the DJIA for the years 1896 through 2009. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered as a representation of the income yield or capital gain or loss that may be generated by the DJIA in the future, nor should the results be considered as a representation of the performance of the Trust.

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

2009	10428.05	1651.66	18.82%	277.38	2.63%
2008	8776.39	−4488.42	−33.84	316.40	3.61
2007	13264.82	801.67	6.43	298.97	2.35
2006	12463.15	1745.65	16.29	267.75	2.24
2005	10717.50	−65.51	−.61	246.85	2.30
2004	10783.01	329.09	3.15	239.27	2.22
2003	10453.92	2112.29	25.32	209.42	2.00
2002	8341.63	−1679.87	−16.76	189.68	2.27
2001	10021.50	−765.35	−7.10	181.07	1.81
2000	10786.85	−710.27	−6.18	172.08	1.60
1999	11497.12	2315.69	25.20	168.52	1.47
1998	9181.43	1273.18	16.10	151.13	1.65
1997	7908.25	1459.98	22.60	136.10	1.72
1996	6448.27	1331.20	26.00	131.14	2.03
1995	5117.12	1282.70	33.50	116.56	2.28
1994	3834.44	80.30	2.10	105.66	2.76
1993	3754.09	453.00	13.70	99.66	2.65
1992	3301.11	132.30	4.20	100.72	3.05
1991	3168.83	535.20	20.30	95.18	3.00
1990	2633.66	−119.50	−4.30	103.70	3.94
1989	2753.20	584.60	27.00	103.00	3.74
1988	2168.57	229.70	11.80	79.53	3.67
1987	1938.83	42.90	2.30	71.20	3.67
1986	1895.95	349.30	22.60	67.04	3.54
1985	1546.67	335.10	27.70	62.03	4.01
1984	1211.57	−47.10	−3.70	60.63	5.00
1983	1258.64	212.10	20.30	56.33	4.48
1982	1046.54	171.50	19.60	54.14	5.17
1981	875.00	−89.00	−9.20	56.22	6.43
1980	963.99	125.30	14.90	54.36	5.64
1979	838.74	33.70	4.20	50.98	6.08

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

1978	805.01	−26.20	−3.10	48.52	6.03
1977	831.17	−173.50	−17.30	45.84	5.52
1976	1004.65	152.20	17.90	41.40	4.12
1975	852.41	236.20	38.30	37.46	4.39
1974	616.24	−234.60	−27.60	37.72	6.12
1973	850.86	−169.20	−16.60	35.33	4.15
1972	1020.02	129.80	14.60	32.27	3.16
1971	890.20	51.30	6.10	30.86	3.47
1970	838.92	38.60	4.80	31.53	3.76
1969	800.36	−143.40	−15.20	33.90	4.24
1968	943.75	38.60	4.30	31.34	3.32
1967	905.11	119.40	15.20	30.19	3.34
1966	785.69	−183.60	−18.90	31.89	4.06
1965	969.26	95.10	10.90	28.61	2.95
1964	874.13	111.20	14.60	31.24	3.57
1963	762.95	110.90	17.00	23.41	3.07
1962	652.10	−79.00	−10.80	23.30	3.57
1961	731.14	115.30	18.70	22.71	3.11
1960	615.89	−63.50	−9.30	21.36	3.47
1959	679.36	95.70	16.40	20.74	3.05
1958	583.65	148.00	34.00	20.00	3.43
1957	435.69	−63.80	−12.80	21.61	4.96
1956	499.47	11.10	2.30	22.99	4.60
1955	488.40	84.00	20.80	21.58	4.42
1954	404.39	123.50	44.00	17.47	4.32
1953	280.90	−11.00	−3.80	16.11	5.74
1952	291.90	22.70	8.40	15.43	5.29
1951	269.23	33.80	14.40	16.34	6.07
1950	235.41	35.30	17.60	16.13	6.85
1949	200.13	22.80	12.90	12.79	6.39
1948	177.30	−3.90	−2.10	11.50	6.49
1947	181.16	4.00	2.20	9.21	5.08
1946	177.20	−15.70	−8.10	7.50	4.23
1945	192.91	40.60	26.60	6.69	3.47
1944	152.32	16.40	12.10	6.57	4.31
1943	135.89	16.50	13.80	6.30	4.64
1942	119.40	8.40	7.60	6.40	5.36
1941	110.96	−20.20	−15.40	7.59	6.84
1940	131.13	−19.10	−12.70	7.06	5.38
1939	150.24	−4.50	−2.90	6.11	4.07
1938	154.76	33.90	28.10	4.98	3.22
1937	120.85	−59.10	−32.80	8.78	7.27
1936	179.90	35.80	24.80	7.05	3.92
1935	144.13	40.10	38.50	4.55	3.16
1934	104.04	4.10	4.10	3.66	3.52
1933	99.90	40.00	66.70	3.40	3.40
1932	59.93	−18.00	−23.10	4.62	7.71
1931	77.90	−86.70	−52.70	8.40	10.78

Year	DJIA	Point	Year %		%
Ended	Close	Change	Change	Divs	Yield

1930	164.58	−83.90	−33.80	11.13	6.76
1929	248.48	−51.50	−17.20	12.75	5.13
1928	300.00	97.60	48.20	NA	NA
1927	202.40	45.20	28.80	NA	NA
1926	157.20	0.50	0.30	NA	NA
1925	156.66	36.20	30.00	NA	NA
1924	120.51	25.00	26.20	NA	NA
1923	95.52	−3.20	−3.30	NA	NA
1922	98.73	17.60	21.70	NA	NA
1921	81.10	9.10	12.70	NA	NA
1920	71.95	−35.30	−32.90	NA	NA
1919	107.23	25.00	30.50	NA	NA
1918	82.20	7.80	10.50	NA	NA
1917	74.38	−20.60	−21.70	NA	NA
1916	95.00	−4.20	−4.20	NA	NA
1915	99.15	44.60	81.70	NA	NA
1914	54.58	−24.20	−30.70	NA	NA
1913	78.78	−9.10	−10.30	NA	NA
1912	87.87	6.20	7.60	NA	NA
1911	81.68	0.30	0.40	NA	NA
1910	81.36	−17.70	−17.90	NA	NA
1909	99.05	12.90	15.00	NA	NA
1908	86.15	27.40	46.60	NA	NA
1907	58.75	−35.60	−37.70	NA	NA
1906	94.35	−1.90	−1.90	NA	NA
1905	96.20	26.60	38.20	NA	NA
1904	69.61	20.50	41.70	NA	NA
1903	49.11	−15.20	−23.60	NA	NA
1902	64.29	−0.30	−0.40	NA	NA
1901	64.56	−6.10	−8.70	NA	NA
1900	70.71	4.60	7.00	NA	NA
1899	66.08	5.60	9.20	NA	NA
1898	60.52	11.10	22.50	NA	NA
1897	49.41	9.00	22.20	NA	NA
1896	40.45	NA	NA	NA	NA

Source: Dow Jones Indexes. Year-end index values reflect neither reinvestment of dividends nor costs associated with investing, such as brokerage commissions. Yields are calculated by dividing the sum of the most recent four quarterly per-share dividend payments of all components by the sum of the component prices.

The DJIA is a price-weighted stock index, meaning that the component stocks of the DJIA are accorded relative importance based on their prices. In this regard, the DJIA is unlike many other stock indexes which weight their component stocks by market capitalization (price times shares outstanding). The DJIA is called an “average” because originally it was calculated by adding up the component stock prices and then dividing by the number of stocks. The method remains the same today, but the number of significant digits in the divisor (the number that is divided into the total of the stock prices) has been increased to eight significant digits to minimize distortions due to rounding and has been adjusted over time to insure continuity of the DJIA after component stock changes and corporate actions, as discussed below.

The DJIA divisor is adjusted due to corporate actions that change the price of any of its component shares. The most frequent reason for such an adjustment is a stock split. For example, suppose a company in the DJIA issues one new share for each share outstanding. After this two-for-one “split,” each share of stock is worth half what it was immediately before, other things being equal. But without an adjustment in the divisor, this split would produce a distortion in the DJIA. An adjustment must be made to compensate so that the “average” will remain unchanged. At Dow Jones, this adjustment is handled by changing the divisor.* The formula used to calculate divisor adjustments is:

Current Divisor x Adjusted Sum of Prices
New Divisor	=
Unadjusted Sum of Prices

Changes in the composition of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the respective stock exchange, or any official agency. Additions or deletions of components may be made to achieve better representation of the broad market and of American industry.

In selecting components for the DJIA, the following criteria are used: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are made rarely.

The most recent change in the components of the DJIA was made effective with trading on June 8, 2009.

Companies removed:

•	General Motors Corp.

•	Citigroup, Inc.

Companies added:

•	Cisco Systems, Inc.

•	The Travelers Companies, Inc.

 *  Currently, the divisor is adjusted after the close of business on the day prior to the occurrence of the split; the divisor is not adjusted for regular cash dividends.

LICENSE AGREEMENT

The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of Trust Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of Trust Units.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of Trust Units or any other person is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks “Dow Jones”, “The Dow”, “DJIA” or “Dow Jones Industrial Average” or to use the DJIA except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation or warranty, express or implied, to the Beneficial Owners of Trust Units or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly. Dow Jones’ only relationship to the Trust is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the DJIA which is determined, comprised and calculated by Dow Jones without regard to the Trust or the Beneficial Owners of Trust Units. Dow Jones has no obligation to take the needs of the Sponsor, the Exchange, the Trust or the Beneficial Owners of Trust Units into consideration in determining, comprising or calculating the DJIA. Dow Jones is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Trust Units. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Trust Units.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DJIA OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE EXCHANGE, THE TRUST, BENEFICIAL OWNERS OF TRUST UNITS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DJIA OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE DJIA OR ANY DATA INCLUDED THEREIN.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES, THE SPONSOR AND THE EXCHANGE.

EXCHANGE LISTING

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC, which was renamed “NYSE Alternext US”. As the listing and trading of all exchange traded funds on NYSE was being consolidated on a single trading venue, NYSE Arca, the Sponsor and the Trustee decided to move the listing for the Trust from NYSE Alternext to NYSE Arca. Therefore, Trust Units have been listed on NYSE Arca as of November 7, 2008. The Trust is not required to pay an initial listing fee to the Exchange. Transactions involving Trust Units in the public trading market are subject to customary brokerage charges and commissions.

Trust Units also are listed and traded on the Singapore Exchange Securities Trading Limited. In the future, Trust Units may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

There can be no assurance that Units will always be listed on the Exchange. The Trust will be terminated if Trust Units are delisted. Trading in Units may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of Units if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of Units for 30 or more consecutive trading days; (b) the value of the DJIA is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one Business Day.

The Sponsor’s aim in designing the Trust was to provide investors with a security whose initial market value would approximate one-hundredth (1/100th) the value of the DJIA. Of course, the market value of a Unit is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a Unit may no longer approximate (1/100th) the value of the DJIA. The market price of a Unit should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

FEDERAL INCOME TAXES

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Units. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that Beneficial Owners hold Units as capital assets within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and do not hold Units in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Units or to any Beneficial Owner who or that is (a) treated as a partnership (or other pass-through entity) for U.S. federal income tax purposes, (b) holding Units through a partnership (or other pass-through entity), or (c) otherwise subject to special tax rules, such as dealers in securities or foreign currency, tax-exempt entities, financial institutions, regulated investment companies, real estate investment trusts, insurance companies, persons that hold Units as part of a “straddle,” a “hedge” or a “conversion transaction,” investors that have a “functional currency” other than the U.S. dollar, persons liable for alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, “controlled foreign corporations,” passive foreign investment companies” or, United States expatriates. Prospective Beneficial Owners are urged to consult their own tax advisors with respect to the specific tax consequences of investing in Units.

Tax Treatment of the Trust

For the fiscal year ended October 31, 2009, the Trust believes that it qualified for tax treatment as a “regulated investment company” under the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain asset diversification tests, and (c) distribute in each year at least ninety percent (90%) of its investment company taxable income. If the Trust qualifies as a regulated investment company, the Trust will not be subject, in general, to federal income tax if and to the extent the Trust distributes its income in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax on certain undistributed income in the event that the Trust does not distribute to the Beneficial Owners in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

If the Trust fails to qualify as a regulated investment company for any year, the Trust will be subject to corporate-level income tax in that year on all of its taxable income, regardless of whether the Trust makes any distributions to the Beneficial Owners. In addition, any distributions from a non-qualifying Trust will be taxable to a Beneficial Owner generally as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits, possibly eligible for (a) in the case of a non-corporate Beneficial Owner (i.e., an individual, trust or estate), treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (b) in the case of a corporate Beneficial Owner, a dividends-received deduction. To meet the distribution requirements necessary to qualify as a regulated investment company (as outlined above), the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities.

Tax Treatment of the Beneficial Owners

Considerations for a Beneficial Owner that is a U.S. Person.  The following are certain U.S. federal income tax considerations for Beneficial Owners that are U.S. persons. A Beneficial Owner will be a U.S. person if the Beneficial Owners is, for U.S. federal income tax purposes: (a) a citizen or individual resident of the United States; (b) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws or the United States or of any political subdivision thereof; (c) an estate, the income of which is subject to United States federal income taxation regardless of its source; or (d) a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable United States Treasury regulations to continue to be treated as a U.S. person.

Distributions.  Distributions of the Trust’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Trust’s current or accumulated earnings and profits. Distributions of the Trust’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, regardless of a Beneficial Owner’s holding period in the Trust’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, provided that the Beneficial Owner meets certain holding period and other requirements with respect to the Trust’s shares and the Trust meets certain holding period and other requirements with respect to its dividend-paying stocks.

Distributions in excess of the Trust’s current or accumulated earnings and profits are treated as a return of capital, which reduce a Beneficial Owner’s tax basis in Units. Return-of-capital distributions may result if, for example, Trust distributions are derived from cash amounts deposited in connection with Portfolio Deposits, rather than dividends actually received by the Trust on the Portfolio Securities. Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding Units fluctuates significantly.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of Units may be taxable, even though, as an economic matter, the distribution represents a return of a Beneficial Owner’s initial investment.

The Trust intends to distribute its long-term capital gains at least annually. However, by providing written notice to Beneficial Owners no later than sixty (60) days after its year-end, the Trust may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Trust pays income tax on the retained long-term capital gain, and each Beneficial Owner recognizes a proportionate share of the Trust’s undistributed long-term capital gain. In addition, each Beneficial Owner can claim a refundable tax credit for the Beneficial Owner’s proportionate share of the Trust’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Units by an amount equal to sixty-five percent (65%) of the Beneficial Owner’s proportionate share of the Trust’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Beneficial Owners are taxed at a maximum rate of fifteen percent (15%) for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Trust distributions of qualifying dividend income to non-corporate Beneficial Owners qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Sales and Redemptions.  In general, any capital gain or loss realized upon a sale of a Unit is treated generally as a long-term gain or loss if the Unit has been held for more than one year. Any capital gain or loss realized upon a sale of a Unit held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of a Unit held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Unit.

An in-kind redemption of a Unit does not result in the recognition of taxable gain or loss by the Trust. Upon an in-kind redemption of a Unit, a Beneficial Owner recognizes gain or loss, in an amount equal to the difference between the sum of the aggregate fair market value (as determined on the redemption date) of the stocks and cash received as a result of the Unit redemption and the Beneficial Owner’s basis in the redeemed Unit. Stocks received upon a Unit redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service (“IRS”) may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner’s economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences.

Portfolio Deposits.  In general, the Trust recognizes no gain or loss on the issue of Creation Units in exchange for Portfolio Deposits. However, the person transferring the Portfolio Deposit to the Trust generally recognizes gain or loss with respect to the stocks included in the Portfolio Deposit, in an amount equal to the difference between the amount realized in respect of the stock and such person’s basis in the stock. The particular amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating the total fair market value (as determined on the transfer date of the Portfolio Deposit) of the Units received, less any cash paid to the Trust or plus any cash received from the Trust, in connection with the Portfolio Deposit, among all of the stocks included in the Portfolio Deposit based on their relative fair market values (as determined on the transfer date of the Portfolio Deposit). The IRS may assert that a person transferring a Portfolio Deposit may not be able to deduct a resulting loss on the grounds that there has been no material change in such person’s economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences.

Special Considerations for Foreign Beneficial Owners.  If a Beneficial Owner is not a U.S. person as described above (a “Foreign Beneficial Owner”), the Trust’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to the Foreign Beneficial Owner) will be subject, in general, to withholding tax at a rate of thirty percent (30%) or at a lower rate established under an applicable tax treaty. However, for Trust tax years that began on or before December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the Foreign Beneficial Owner furnishes the Trust with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Foreign Beneficial Owner’s status as foreign and that the Trust does not have actual knowledge or reason to know that the Foreign Beneficial Owner would be subject to withholding tax if the Foreign Beneficial Owner were to receive the related amounts directly rather than as dividends from the Trust. There has been proposed legislation to extend this until December 31, 2010, however, at this time it is unclear whether it will be extended, and if it is, the terms of the extension.

In general, gain on a sale of a Trust Unit will be exempt from federal income tax (including withholding at the source) unless, in the case of an individual Foreign Beneficial Owner, such individual Foreign Beneficial Owner is physically present in the United States for one hundred eighty three (183) days or more during the taxable year and meets certain other requirements.

To claim a credit or refund for any Trust-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Beneficial Owner must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Foreign Beneficial Owner would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Back-Up Withholding.  The Trust may be required to report certain information on a Beneficial Owner to the IRS and withhold federal income tax (known as “backup withholding”) at a twenty-eight percent (28%) rate from all taxable distributions and redemption proceeds payable to the Beneficial Owner if the Beneficial Owner fails to provide the Trust with a correct taxpayer identification or a completed exemption certificate (e.g., in the case of a Foreign Beneficial Owner (as defined below), an IRS Form W-8BEN) or if the IRS notifies the Trust that a Beneficial Owner is subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Beneficial Owner’s federal income tax liability. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the Beneficial Owner’s U.S. federal income tax liability and may entitle the Beneficial Owner to a refund of tax upon prompt filing of a valid refund claim.

ERISA Considerations

In considering the advisability of an investment in Units, fiduciaries of pension, profit sharing or other tax-qualified retirement plans and funded welfare plans (collectively, “Plans”) subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), should consider whether an investment in Units (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of Units does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors and certain other investors not subject to ERISA, such as Keogh Plans, should consider that such arrangements may make only such investments as are authorized by the governing instruments and that IRAs, Keogh Plans and certain other types of arrangements are subject to the prohibited transaction rules of Section 4975 of the Code.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in Units by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in Units.

Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law on investments in Units and the considerations discussed above, to the extent such considerations apply.

CONTINUOUS OFFERING OF UNITS

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Units.

Because new Units can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution”, as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Units and sells the Units directly to its customers; or if it chooses to couple the creation of a supply of new Units with an active selling effort involving solicitation of secondary market demand for Units. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Units that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

The Sponsor intends to qualify Units in states selected by the Sponsor and through broker-dealers who are members of FINRA. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor’s state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

Distributions in cash that are reinvested in additional Units through of a dividend reinvestment service, if offered by an investor’s broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of less than 0.1800%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. There is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.1800% of the Trust’s daily net asset value and such rate may be changed without notice.

Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 18/100 of 1% (0.1800%) per annum of the daily NAV of the Trust after taking into account any expense offset credits. To the extent the ordinary operating expenses of the Trust do exceed such 0.1800% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1800% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1800% per annum.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Units (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of Units (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of Units during the life of the Trust and upon termination of the Trust; and (i) other out-of- pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to Dow Jones in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Units; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Units and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Markets, LLC, an affiliate of the Trustee (“Marketing Agent”), pursuant to which the Marketing Agent has agreed to market and promote the Trust, the Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust, plus or minus the Adjustment Amount. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid quarterly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. Notwithstanding the fee schedule set forth in the table below, in the fourth year of the Trust’s operation and in subsequent years, the Trustee shall be paid a minimum fee of $400,000 per annum as adjusted by the CPI-U to take effect at the beginning of the fourth year and each year thereafter. To the extent that the amount of the Trustee’s compensation, prior to any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Fee as a Percentage of
Net Asset Value of the Trust	Net Asset Value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount*
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	6/100 of 1% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the net asset value of the Trust which falls in the size category indicated.

As of October 31, 2009, and as of December 31, 2009, the NAV of the Trust was $7,338,963,445 and $9,071,504,867, respectively. No representation is made as to the actual NAV of the Trust on any future date as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities or to creations or redemptions made in the future.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust* or (b) increase the Trustee’s fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts

 * The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under “Summary—Essential Information” on each Business Day. The NAV of the Trust on a per Unit basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding Units. For the most recent NAV information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market thereof or, if there is no such appropriate closing price on such exchange at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing sale price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee’s appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular monthly ex-dividend date for Units is the third Friday in each calendar month, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the monthly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such monthly dividend period), net of fees and expenses, accrued daily for such period.

For the purposes of all dividend distributions, dividends per Unit are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the Monday preceding the third (3rd) Friday of the next calendar month or the next subsequent Business Day if such Monday is not a Business Day (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a “regulated investment company” would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee typically has to sell an approximately equal number of shares of each of the Portfolio Securities sufficient to produce the cash required to make such additional distributions.

The Trustee may declare special dividends if such action is necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income, and to vary the frequency with which periodic distributions are made (e.g., from monthly to quarterly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust.

In addition, the Trustee may change the regular ex-dividend date for Units to another date within the month or the quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

The settlement date for the creation of Units or the purchase of Units in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per Unit.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of Units at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell Units in the secondary market, but must accumulate enough Units to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the

Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by Dow Jones in its method of determining the DJIA. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding Units to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding Units if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding Units. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds Units, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the

CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding Trust Units; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to Trust Units, or if the Trustee is no longer a participant in NSCC; (d) if Dow Jones ceases publishing the DJIA; (e) if the License Agreement is terminated; or (f) if Trust Units are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of Trust Units (whether in Creation Unit size aggregations or otherwise) will receive in cash the NAV of the Units held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed.

Trust Units not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of Trust Units required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. NYSE Euronext is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Units to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Units within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor’s execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of Units.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Units for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

TRUSTEE

The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Lincoln Street, Boston, Massachusetts 02111. The Trustee’s Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

Information regarding Cash Redemption Payment amounts, number of outstanding Trust Units and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee’s principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Units for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof;

(b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding Units may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the Trust Units offered hereby has been passed upon by Katten Muchin Rosenman LLP, New York, New York, as counsel for the Sponsor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of October 31, 2009 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in Units for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

DAILY TRUST TRADING INFORMATION

The Sponsor makes available daily a list of the names and the required number of shares of each of the Securities in the current Portfolio Deposit. The Sponsor also intends to make available (a) on a daily basis, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding Unit, and (b) every 15 seconds throughout the trading day at the Exchange a number representing, on a per Unit basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Intra-day information will be available with respect to trades and quotes and underlying trading values will be published every 15 seconds throughout the trading day. Information with respect to net asset value, net accumulated dividend, final dividend amount to be paid, shares outstanding, estimated cash amount and total cash amount per Creation Unit will be available daily prior to the opening of trading on the Exchange.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of Trust Units, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of Trust Units, and no guarantees can be made of future results.

Specifically, information may be provided to investors regarding the ability to engage in short sales of Trust Units. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their Trust Units to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in Trust Units. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend Trust Units. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with Trust Units. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the DJIA and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions (“net redemptions”) and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for Trust Units typically does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming Trust Units in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges. In a period of market appreciation of the DJIA and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund’s portfolio. In contrast, the in-kind redemption mechanism of Trust Units may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to Unitholders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the Unitholder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between Trust Units and conventional mutual fund shares is that Trust Units are available for purchase or sale on an intraday basis on the Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, Trust Units are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of Trust Units closing prices to NAV for the period 1/20/98 (the first trading date of the Trust) through 12/31/09, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/ask spreads for 2009. These tables should help investors evaluate some of the advantages and disadvantages of Trust Units relative to funds sold and redeemed at prices related to closing NAV. Specifically, the tables illustrate in an approximate way the risks of buying or selling Trust Units at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table immediately below illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/20/98 through 12/31/09. The investor may wish to compare these ranges with the average bid/ask spread on Trust Units and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/ask spread on Trust Units may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/ask spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/ask spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for
Dow Jones Industrial Average and SPDR DJIA Trust:
Highs and Lows vs. Close*
(From Inception of Trading through 12/31/2009)

Dow Jones Industrial Average

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0 — 0.25%	1	0.03%	962	31.98%	776	25.80%
0.25 — 0.5%	122	4.06%	592	19.68%	632	21.01%
0.5 — 1.0%	865	28.76%	713	23.70%	790	26.26%
1.0 — 1.5%	867	28.82%	329	10.94%	398	13.23%
1.5 — 2.0%	529	17.59%	194	6.45%	189	6.28%
2.0 — 2.5%	267	8.88%	98	3.26%	106	3.52%
2.5 — 3.0%	154	5.12%	47	1.56%	44	1.46%
3.0 — 3.5%	74	2.46%	27	0.90%	29	0.96%
> 3.5%	129	4.29%	46	1.53%	44	1.46%

Total	3,008	100.00%	3,008	100.00%	3,008	100.00%

Average Daily Range: 1.5341%

SPDR DJIA Trust

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0 — 0.25%	4	0.13%	945	31.42%	737	24.50%
0.25 — 0.5%	148	4.92%	636	21.14%	661	21.97%
0.5 — 1.0%	886	29.45%	708	23.54%	848	28.19%
1.0 — 1.5%	874	29.06%	337	11.20%	390	12.97%
1.5 — 2.0%	488	16.22%	181	6.02%	177	5.88%
2.0 — 2.5%	271	9.01%	92	3.06%	72	2.39%
2.5 — 3.0%	145	4.82%	43	1.43%	61	2.03%
3.0 — 3.5%	74	2.46%	25	0.83%	19	0.63%
> 3.5%	118	3.92%	41	1.36%	43	1.43%

Total	3,008	100.00%	3,008	100.00%	3,008	100.00%

Average Daily Range: 1.5009%

*	Source: Bloomberg

Frequency Distribution of Discounts and Premiums For the SPDR DJIA Trust: Closing Price vs. Net Asset Value (NAV) as of 12/31/09(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/20/1998
		Ending	Ending	Ending	Ending	Year	Through
Range		3/31/2009	6/30/2009	9/30/2009	12/31/2009	2009	12/31/2009
> 200	Days	0	0	0	0	0	0

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

150 — 200	Days	0	0	0	0	0	0

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

100 — 150	Days	0	0	0	0	0	5

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%

50 — 100	Days	0	0	0	0	0	21

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%

25 — 50	Days	0	1	1	0	2	162

Basis Points	%	0.0%	1.6%	1.6%	0.0%	0.8%	5.4%

0 — 25	Days	19	29	24	31	103	1327

Basis Points	%	31.1%	46.0%	37.5%	48.4%	40.9%	44.1%

Total Days	Days	19	30	25	31	105	1515

at Premium	%	31.1%	47.6%	39.1%	48.4%	41.7%	50.4%

Closing Price	Days	1	0	0	0	1	60

Equal to NAV	%	1.6%	0.0%	0.0%	0.0%	0.4%	2.0%

Total Days	Days	41	33	39	33	146	1433

at Discount	%	67.2%	52.4%	60.9%	51.6%	57.9%	47.6%

0 — −25	Days	40	33	39	33	145	1245

Basis Points	%	65.6%	52.4%	60.9%	51.6%	57.5%	41.4%

−25 — −50	Days	1	0	0	0	1	158

Basis Points	%	1.6%	0.0%	0.0%	0.0%	0.4%	5.3%

−50 — −100	Days	0	0	0	0	0	25

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.8%

−100 — −150	Days	0	0	0	0	0	3

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%

−150 — −200	Days	0	0	0	0	0	1

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

< −200	Days	0	0	0	0	0	1

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Close was within 0.25% of NAV better than 88% of the time from 1/20/98
(the first day of trading on the Amex) through 12/31/09.

(1)	Source: NYSE Euronext

(2)	From 1/2/08 to 11/6/08 the closing price is the last price on NYSE Alternext US and from 11/7/08 the closing price is the last price on NYSE Arca.

Frequency Distribution of Discounts and Premiums for the SPDR DJIA Trust:
Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/2009

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/20/1998
		Ending	Ending	Ending	Ending	Year	through
Range		3/31/2009	6/30/2009	9/30/2009	12/31/2009	2009	12/31/2009
> 200	Days	0	0	0	0	0	2

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%

150 — 200	Days	0	0	0	0	0	0

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

100 — 150	Days	0	0	0	0	0	3

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%

50 — 100	Days	0	0	0	0	0	11

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.4%

25 — 50	Days	0	1	0	0	1	116

Basis Points	%	0.0%	1.6%	0.0%	0.0%	0.4%	3.9%

0 — 25	Days	22	28	27	29	106	1358

Basis Points	%	36.1%	44.4%	42.2%	45.3%	42.1%	45.1%

Total Days	Days	22	29	27	29	107	1490

at Premium	%	36.1%	46.0%	42.2%	45.3%	42.5%	49.5%

Closing Price	Days	0	0	0	0	0	72

Equal to NAV	%	0.0%	0.0%	0.0%	0.0%	0.0%	2.4%

Total Days	Days	39	34	37	35	145	1446

at Discount	%	63.9%	54.0%	57.8%	54.7%	57.5%	48.1%

0 — −25	Days	38	34	37	35	144	1329

Basis Points	%	62.3%	54.0%	57.8%	54.7%	57.1%	44.2%

−25 — −50	Days	1	0	0	0	1	98

Basis Points	%	1.6%	0.0%	0.0%	0.0%	0.4%	3.3%

−50 — −100	Days	0	0	0	0	0	17

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%

−100 — −150	Days	0	0	0	0	0	0

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

−150 — −200	Days	0	0	0	0	0	0

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

< −200	Days	0	0	0	0	0	2

Basis Points	%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%

Close was within 0.25% of NAV better than 91% of the time from 1/20/98 (the first day of trading on the Amex) through 12/31/2009.

(1)	Source: NYSE Euronext

(2)	From 1/2/08 to 11/6/08 the Bid/Ask price is the NYSE Alternext US Bid/Ask price and from 11/7/08 to 12/31/08 the Bid/Ask price is the NYSE Arca Bid/Ask price.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
as of 12/31/09*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the Dow Jones Industrial Average. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV(2)(3)(4)	22.46%	9.32%	12.22%
Return Based on Bid/Ask Price(2)(3)(4)	22.49%	9.18%	11.97%
Dow Jones Industrial Average	22.68%	10.11%	13.76%

Average Annual Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV(2)(3)(4)(5)	22.46%	1.80%	1.16%
Return Based on Bid/Ask Price(2)(3)(4)(5)	22.49%	1.77%	1.14%
Dow Jones Industrial Average	22.68%	1.95%	1.30%

(1)	Currently, the Bid/Ask Price is calculated based on the best bid and best offer on NYSE Arca at 4:00 p.m. From November 6, 2008 to April 3, 2001, the Bid/Ask Price was calculated based on the best bid and the best offer on NYSE Alternext US (formerly the American Stock Exchange) at 4 pm. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.

(2)	Total return figures have been calculated in the manner described above under the section of “Highlights” entitled “Bar Chart and Table”.

(3)	Includes all applicable ordinary operating expenses set forth in “Expenses of the Trust”.

(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of Units in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on Units”. If these amounts were reflected, returns would be less than those shown.

*	Source: NYSE Euronext and State Street Bank & Trust Company

GLOSSARY

Page

“1933 Act”	57
“10 Basis Point Limit”	9
“Additional Cash Deposit”	34
“Adjustment Amount”	60
“Adjustment Day”	44
“Authorized Participants”	5
“Balancing Amount”	45
“Beneficial Owners”	36
“Business Day”	3
“Cash Component”	5
“Cash Redemption Payment”	38
“Clearing Process”	5
“Closing Time”	34
“CNS”	5
“Code”	10
“Creation Units”	4
“Depository Agreement”	37
“Distributor”	4
“Dividend Equivalent Payment”	5
“Dividend Payment Date”	62
“DJIA”	3
“Dow Jones”	i
“DTC”	5
“DTCC”	33
“DTCC Shares”	33
“DTC Cut-Off Time”	41
“DTC Participant”	5
“ERISA”	56
“ETF”	32
“Evaluation Time”	1
“Excess Cash Amounts”	39
“Ex-Dividend Date”	61
“Exchange”	4
“Foreign Beneficial Owner”	55
“Index Securities”	3
“Indirect Participants”	36
“Initial Date of Deposit”	2
“IRA”	56
“IRS”	54
“License Agreement”	i
“Marketing Agent”	59
“NAV”	3
“NAV Amount”	44
“NSCC”	5
“NSCC Business Day”	13
“NYSE”	3
“NYSE Alternext US”	51
“NYSE Arca”	4
“Participant Agreement”	5
“Participating Party”	5
“Plans”	56
“Portfolio”	3
“Portfolio Deposit”	5
“Portfolio Deposit Amount”	44
“Portfolio Securities”	3
“Record Date”	61
“Request Day”	44
“SEC”	5
“Sponsor”	3
“SSGM”	26
“Transaction Fee”	9
“Transmittal Date”	32
“Trust”	3
“Trust Agreement”	3
“Trustee”	3
“Trust Units”	3
“Units”	3

SPDR DOW JONES INDUSTRIAL
AVERAGE ETF TRUST
(“SPDR DJIA TRUST”)

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the SPDR DJIA Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 333-31247) and

•	Investment Company Act of 1940 (File No. 811-9170).

To obtain copies from the SEC at prescribed rates —
WRITE: Public Reference Section of the SEC
100 F Street N.E., Washington, D.C. 20549
CALL: 1-800-SEC-0330
VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about the SPDR DJIA Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering SPDR DJIA Trust. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated February 26, 2010

CONTENTS OF REGISTRATION STATEMENT

This amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet.

The cross-reference sheet.

The prospectus.

The undertaking to file reports.

The signatures.

1.	Written Consents of the following persons:

PricewaterhouseCoopers LLP
(included in Exhibit 99.C2)

Katten Muchin Rosenman LLP
(included in Exhibit 99.C2)

The following exhibits:

Ex-99	.A11	—	Code of Ethics (incorporated herein by reference to Exhibit 99.A11 to Amendment No. 10 to the Registration Statement on Form S-6 (File No. 333-31247) filed on February 23, 2007.)
Ex-99	.A1	—	Amendment to Standard Terms and Conditions of Trust dated January 1, 1998 between PDR Services LLC, as Depositor and State Street Bank and Trust Company, as Trustee, as amended (which Standard Terms and Conditions of Trust are incorporated herein by reference to Ex-99.A1 filed on January 13, 1998.)
Ex-99	.A4	—	Form of Global Certificates
Ex-99.2		—	Opinion of Counsel as to legality of securities being registered and consent of Counsel.
Ex-99	.C1	—	Consent of Independent Registered Public Accounting Firm.

FINANCIAL STATEMENTS

1.	Statement of Financial Condition of the Trust as shown in the current Prospectus for this series herewith.

2.	Financial Statements of the Depositor:

PDR Services LLC — Financial Statements, as part of American Stock Exchange, LLC current consolidated financial statements incorporated by reference to the Amendment to Form 1-A, dated June 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of New York, and State of New York, on the 26th day of February, 2010.

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST
(Registrant)

By: PDR Services LLC

/s/  Lisa Dallmer
Lisa Dallmer
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on behalf of PDR Services LLC, the Depositor, by the following persons in the capacities and on the date indicated.

PDR SERVICES LLC

Name	Title/Office

/s/ Lisa Dallmer Lisa Dallmer	President of PDR Services LLC*

/s/ Scott Ebner Scott Ebner	Vice President of PDR Services LLC

*	The President of PDR Services LLC also undertakes all the duties and responsibilities of, and performs all functions of, the principal financial officer of PDR Services LLC.

EXHIBIT INDEX

1	. Ex-99.A1	—	Amendment to Standard Terms and Conditions of Trust dated as of January 1, 1998, as amended, between PDR Services LLC, as Depositor and State Street Bank and Trust Company, as Trustee (which Standard Terms and Conditions of Trust are incorporated herein by reference to Ex. 99.A1, filed on January 13, 1998.)
2	. Ex-99.4	—	Form of Global Certificates
3	. Ex-99.2	—	Opinion of Counsel as to legality of securities being registered and consent of Counsel.
4	. Ex-99.C1	—	Consent of Independent Registered Public Accounting Firm.
5	. Ex-99.A11	—	Code of Ethics (incorporated herein by reference to Exhibit 99.A11 to Amendment No. 10 to the Registration Statement on Form S-6 (file No. 333-31247), on February 23, 2007).